EXHIBIT 99.2

INDEX

Page

Pro-Forma Unaudited Financial Statements of FITT Highway Products, Inc. (“FHWY”)

Pro-Forma Condensed Combined Balance Sheet as of September 30, 2013	F-2

Pro-Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2013	F-3

Pro-Forma Condensed Combined Statement of Operations for the year ended December 31, 2013	F-4

Notes to Unaudited Pro-Forma Condensed Combined Financial Statements	F-5

F-1

FITT HIGHWAY PRODUCTS, INC. AND SUBSIDIARY

PRO-FORMA CONDENSED COMBINED BALANCE SHEET

September 30, 2013

(Unaudited)

	FITT Highway Products, Inc.	F.I.T.T. Energy Products, Inc.	Pro-Forma Adjustments		Pro-Forma Combined
Assets
Current assets:
Cash and cash equivalents	$–	$69,243	$–		$69,243
Inventories	–	6,822	–		6,822
Prepaid expenses	99,318	34,403	–		133,721
Deferred financing costs	46,000	–	–		46,000
Advances to related party	–	169,751	(169,751)	(2)	–
Total current assets	145,318	280,219	(169,751)		255,786
Property and equipment, net	127	13,573	–		13,700
Investment securities of related party:
Available for sale	–	31,500	(31,500)	(2)	–
Held to maturity	–	315,000	(315,000)	(2)	–
Total Assets	$145,445	$640,292	$(516,251)		$269,486
					–
Liabilities, Redeemable Preferred Stock and Shareholders' Deficit
Current liabilities:
Accounts payable	$473,404	$104,919	$–		$578,323
Accrued expenses	9,287	397,260	–		406,547
Accrued compensation	1,572,364	–	–		1,572,364
Notes payable	20,000	1,839,918	–		1,859,918
Advances from related parties	328,527	–	(169,751)	(2)	158,776
Total current liabilities	2,403,582	2,342,097	(169,751)		4,575,928
Notes payable – long-term	195,132	–			195,132
Total liabilities	2,598,714	2,342,097	(169,751)		4,771,060
Redeemable Series A convertible preferred stock	315,000	–	(315,000)	(2)	–
Shareholders’ deficit:
Preferred stock	–	–	–		–
Common stock	4,035	57,678	33,000	(1)	36,338
			(29)	(2)
			(668)	(3)
			(57,678)	(4)
Additional paid-in capital	30,292,257	2,194,389	(33,000)	(1)	–
			(31,471)	(2)
			(86,500)	(2)
			(671,427)	(3)
			(31,664,248)	(4)
Advances to shareholder		(672,095)	672,095	(3)	–
Accumulated other comprehensive loss		(86,500)	86,500	(2)	–
Accumulated deficit	(33,064,561)	(3,195,277)	31,721,926	(4)	(4,537,912)
Total shareholders’ deficit	(2,768,269)	(1,701,805)	(31,500)		(4,501,574)
Total liabilities, redeemable preferred stock and shareholders’ deficit	$145,445	$640,292	$(516,251)		$269,486

See accompanying notes

F-2

FITT HIGHWAY PRODUCTS, INC. AND SUBSIDIARY

PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2013

(Unaudited)

	FITT Highway Products, Inc.	F.I.T.T. Energy Products, Inc.	Pro-Forma Adjustments		Pro-Forma Combined

Revenue	$383	$6,422	$(383)	(5)	$6,422

Cost of revenue	–	31,598	–		31,598

Gross profit (loss)	383	(25,176)	(383)		(25,176)

Operating expenses
Selling and marketing	43,923	192,308	(383)	(5)	235,848
General and administrative	623,589	181,027	–		804,616
Fair value of contributed services		210,255	(210,255)	(5)	–
Total operating expenses	667,512	583,590	(210,638)		1,040,464
Operating loss	(667,129)	(608,766)	210,255		(1,065,640)

Other (income) expense:
Interest expense	257,917	421,409	–		679,326
Interest income		(24,257)	–		(24,257)
Gain on extinguishment of debt and creditor obligations	(595,304)	–	–		(595,304)
Other expense, net	1,200	600	–		1,800
Income (loss) before income taxes	(330,942)	(1,006,518)	210,255		(1,127,205)
Income taxes	–	–	–		–
Net income (loss)	$(330,942)	$(1,006,518)	$210,255		$(1,127,205)

Income (loss) per common share - basic	$(0.15)				$(0.03)
Income (loss) per common share - diluted	$(0.15)				$(0.03)

Weighted average number of common shares:
Used in basic calculations	2,179,177				35,179,177
Used in diluted calculations	2,179,177				35,179,177

See accompanying notes

F-3

FITT HIGHWAY PRODUCTS, INC. AND SUBSIDIARY

PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

(Unaudited)

	FITT Highway Products, Inc.	F.I.T.T. Energy Products, Inc.	Pro-Forma Adjustments		Pro-Forma Combined

Revenue	$454	$29,924	$(454)	(5)	$29,924

Cost of revenue	–	11,299	–		11,299

Gross profit (loss)	454	18,625	(454)		18,625

Operating expenses
Selling and marketing	2,667	57,448	(454)	(5)	59,661
General and administrative	755,229	87,763	–		842,992
Fair value of contributed services	–	280,340	(280,340)	(5)	–
Total operating expenses	757,896	425,551	(280,794)		902,653
Operating income (loss)	(757,442)	(406,926)	280,340		(884,028)

Other (income) expense:
Interest expense	21,122	370,500	–		391,622
Interest income	–	(26,061)	–		(26,061)
Gain on extinguishment of debt and creditor obligations	(2,379,049)	–	–		(2,379,049)
Other expense, net	800	–	–		800
Income (loss) before income taxes	1,599,685	(751,365)	280,340		1,128,660
Income taxes	800	800	–		1,600
Net income (loss)	$1,598,885	$(752,165)	$280,340		$1,127,060

Income (loss) per common share - basic	$1.04				$0.03
Income (loss) per common share - diluted	$1.00				$0.03

Weighted average number of common shares:
Used in basic calculations	1,533,333				34,533,333
Used in diluted calculations	1,599,317				34,533,333

See accompanying notes

F-4

FITT HIGHWAY PRODUCTS, INC. AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED

FINANCIAL STATEMENTS

Basis of Presentation

In 2012, F.I.T.T. Energy Products, Inc. (“FITT”) proposed negotiating a business combination with us and, on November 5, 2012, our Board of Directors approved commencing formal negotiations with FITT in this regard. On June 12, 2013, the Board, by unanimous written consent, recommended that our stockholders approve the Company entering into a Merger and Reorganization Agreement (the “Merger Agreement”) with FITT and on June 12, 2013, holders of a majority of the voting power of all shares of our common and preferred stock entitled to vote, by written consent in lieu of a special meeting of our stockholders, approved the following action: entry into the Merger Agreement with FITT whereby FITT will be merged into the Company, with the Company being the surviving entity (the “Merger”). The Merger Agreement, which was entered into on June 18, 2013, required that FITT obtain an independent valuation which would serve as the basis for a share exchange once all necessary approvals were obtained. A Definitive Information Statement on Schedule 14C (“DEF 14C”) was mailed to our shareholders on October 8, 2013 and the Merger became effective on October 29, 2013. On October 29, 2013, we issued 33,000,000 shares of our common stock to the shareholders of FITT in the manner set out in the Merger Agreement. As such, the FITT shareholders own approximately 89% of our Company.

The acquisition of FITT was accounted for using the purchase method of accounting in accordance with ASC 805 Business Combinations, whereby the estimated purchase would be allocated to tangible net assets acquired based upon preliminary fair values at the date of acquisition. For accounting purposes, this merger is being treated as a reverse-acquisition since control of our Company passed to the FITT shareholders. As a result of this accounting treatment, subsequent to October 29, 2013, the effective date of the reverse-acquisition, the historical financial statements of the accounting acquirer (FITT) will be presented for all periods prior to the acquisition, along with the consolidated financial statements of both entities for all periods after the reverse acquisition date. The assets and liabilities of our Company will be recorded at fair value on the acquisition date and included in the financial information post-merger.

The accompanying pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes in FHWY’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Quarterly Report on Form 10-Q for the nine month period ended September 30, 2013. The unaudited pro forma combined condensed statements of operations are not necessarily indicative of what the actual results of operations would have been had such transactions taken place at the beginning of the respective periods.

The unaudited pro forma combined condensed balance sheet was prepared assuming the transaction closed on September 30, 2013. The unaudited pro forma combined condensed statements of operations for nine months ended September 30, 2013 and year ended December 31, 2012 was prepared assuming the transaction closed as of the beginning of the respective period. The unaudited pro forma combined condensed balance sheet and statements of operations have been prepared to give effect to the following pro forma adjustments:

(1)	Issuance of 33,000,000 common shares of FHWY to the FITT shareholders in connection with the acquisition. These shares were recorded at their par value due to the transaction being accounted for as a reverse acquisition. These shares have been added to the weighted average of shares outstanding at the beginning of the periods in determining net loss per share.

(2)	Elimination of advances and capital stock between FHWY and FITT and elimination of accumulated other comprehensive loss relating to the issuance of FHWY shares owned by FITT. Also reflects repayment of advances to shareholder, including interest at 6%, with 668,386 shares of common stock beneficially owned by him.

(3)

Conversion of advances to shareholder to equity subsequent to September 30, 2013. Conversion would have been required prior to September 30, 2013 assuming the combined company was a public company, which restricts advances to shareholders/officers.

(4)	Reflection of new capital structure including the removal of certain FHWY historical information due to the accounting for the transaction as a reverse acquisition.

(5)	Elimination of royalties paid by FITT to FHWY. Also elimination of the fair value of contributed services recorded on FITT as such services are also provided by FHWY.

F-5